OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Prospectus dated July 29, 2019

Effective immediately, the following replaces the information in the section entitled “Fund summaries — Optimum Large Cap Value Fund — Who manages the Fund? — Sub-advisors — Rothschild & Co”:

Portfolio managers	Title with Rothschild	Start date on the Fund
Jeff Agne	Managing Director	April 2020
Paul Roukis, CFA	Managing Director	October 2016

Effective immediately, the following replaces the fourth paragraph of the biographical information in the section entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Large Cap Value Fund”:

Paul Roukis has primary responsibility for the day-to-day portfolio management of Rothschild's share of the Fund's assets. Mr. Roukis is a Managing Director at Rothschild and has been employed by Rothschild since 2005. In execution of his responsibilities as Lead Portfolio Manager, Mr. Roukis works closely with Jeff Agne, Co-Portfolio Manager of Rothschild's share of Fund assets, and the other members of Rothschild's large-cap team. Mr. Agne is a Managing Director at Rothschild and has been employed by Rothschild since 2015. Messrs. Roukis and Agne have held their Fund responsibilities since October 2016 and April 2020, respectively.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated April 9, 2020.